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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported)   July 1, 1998
                                                    ------------



                              BOSTON LIFE SCIENCES, INC.
                              --------------------------
             (Exact name of registrant as specified in its charter)

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


         Delaware                          0-6533                   87-0277826
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(State or other jurisdiction of            (Commission      (I.R.S. Employer Identification No.)
  incorporation or organization)            File No.)

31 Newbury Street, Suite 300
Boston, Massachusetts                                                     02116
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(Address of principal executive offices)                                 Zip Code
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Registrant's telephone number, including area code  (617)  425-0200
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Item 5.  Other Events.
         -------------

On July 1, 1998, Boston Life Sciences, Inc. announced that it had submitted an amendment to the pending NDA for THERAFECTIN. The amendment is comprised of the results of the Company's Phase III trial of THERAFECTIN as well as the manufacturing data pertaining to the clinical supplies used in the study. The results of the trial had previously been summarized in a January 20, 1998 Company Press Release. The Company has requested marketing approval based on the results of the trial and the previous data contained in the THERAFECTIN NDA. THERAFECTIN is a carbohydrate-based small molecule that has been developed as an oral treatment of Rheumatoid Arthritis. The Company believes, based on its favorable safety profile and convenient oral dosing, that THERAFECTIN, if approved, could receive significant market acceptance.

On July 14, 1998, Boston Life Sciences, Inc. announced that in animal studies, BLSI's anti-angiogenic product Troponin I appeared to inhibit blood vessel formation in an animal eye model of retinal neovascularization. Prior animal studies had also indicated that Troponin inhibited metastatic tumor growth. A single intra-ocular injection of Troponin significantly inhibited retinal angiogenesis in this model. The Company considers these results highly encouraging, since it did not optimize either dosing or delivery of Troponin to the retina in these experiments. Based on these results, the Company hopes to move forward as rapidly as possible with the development of Troponin for the potential treatment of Macular Degeneration and Diabetic Retinopathy, two important angiogenic eye diseases affecting millions of individuals. Discussions with potential corporate partners to co-develop these and potentially other ophthalmic indications are ongoing, although no specific agreements have yet been reached.

BLSI is developing novel treatments for cancer, autoimmune diseases, and central nervous system disorders.


Item 7.  Exhibits.
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     The following Exhibits are filed as part of this report on Form 8-K:

     99.1 Press Release, dated July 1, 1998.
     99.2 Press Release, dated July 14, 1998

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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                             BOSTON LIFE SCIENCES, INC.


Dated: July 27, 1998         By: /s/ Joseph Hernon
                                -----------------------
                                Joseph Hernon
                                Chief Financial Officer

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                          BOSTON LIFE SCIENCES, INC.

                          CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX

Exhibit No.                                                      Page(s)
-----------                                                      -------

99.1           Press Release, dated July 1, 1998                   4
99.2           Press Release, dated July 14, 1998                  5

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